UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 2, 2018
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400, Jersey City, New Jersey 07311
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 2, 2018, Mack-Cali Realty Corporation (the “Company”) issued a press release announcing its financial results for the first quarter 2018. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

For the quarter ended March 31, 2018, the Company hereby makes available supplemental data regarding its operations, as well as its multifamily real estate platform. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the foregoing, the Company hereby furnishes the following documents:

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
99.1	First Quarter 2018 Supplemental Operating and Financial Data.
99.2	First Quarter 2018 earnings press release of Mack-Cali Realty Corporation dated May 2, 2018.

The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibits) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	First Quarter 2018 Supplemental Operating and Financial Data.
99.2	First Quarter 2018 earnings press release of Mack-Cali Realty Corporation dated May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Date: May 2, 2018	By:	/s/ MICHAEL J. DEMARCO
Michael J. DeMarco Chief Executive Officer

Date: May 2, 2018	By:	/s/ DAVID J. SMETANA
David J. Smetana Chief Financial Officer